Exhibit 10.2

DEBTOR-IN-POSSESSION

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) is dated as of November 16, 2009 and entered into by and among deCODE genetics, Inc., a Delaware corporation (“Borrower”) and each of its Subsidiaries party hereto (Borrower and such Subsidiaries, collectively, “Grantors” and each a “Grantor”) and Saga Investments LLC, a Delaware limited liability company (the “Secured Party”).

PRELIMINARY STATEMENTS

A.            Pursuant to that certain Debtor-in-Possession Loan Agreement dated as of November 16, 2009 by and between Borrower and the Secured Party (said Debtor-in-Possession Loan Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Loan Agreement”; terms defined therein and not otherwise defined herein being used herein as therein defined), the Secured Party has made certain commitments, subject to the terms and conditions set forth in the Loan Agreement, to make a loan to Borrower.

B.            It is a condition to the making or maintaining of then loan by the Secured Party under the Loan Agreement that Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and in order to induce the Secured Party to make and maintain the loan under the Loan Agreement, each Grantor hereby agrees with the Secured Party as follows:

SECTION 1.         Grant of Security.

Each Grantor hereby, and as enabled by a resolution duly adopted by each of the Board of Directors of Íslensk erfðagreining ehf., a company organized under the laws of Iceland, and the Board of Directors of UVS—Urður, Verðandi, Skuld ehf., a company organized under the laws of Iceland (the “Iceland Subsidiaries”) prior to the execution and delivery of this Agreement in order to make effective a grant of a security interest in the shares of the Iceland Subsidiaries held by Borrower, copies of which have been provided to the Secured Party and are in full force and effect (the “Iceland Resolutions”), assigns to the Secured Party, and hereby grants to the Secured Party a security interest in, all of such Grantor’s right, title and interest in and to all of the personal property of such Grantor including the following, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired and wherever the same may be located (the “Collateral”):

(a)           all Accounts;

(b)           all Chattel Paper;

(c)           all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(d)           all Documents;

(e)           all General Intangibles (including contract rights where no consent is required and patents, trademarks, service marks, copyrights, and other intellectual property), Payment Intangibles and Software;

(f)            all Goods, including Inventory, Equipment, Farm Products and Fixtures;

(g)           all Instruments;

(h)           all Investment Property, including the pledged equity set forth on Schedule 3 hereto;

(i)            all Letter-of-Credit Rights and other Supporting Obligations;

(j)            all Records;

(k)           all Commercial Tort Claims, including those set forth on Schedule 4 hereto; and

(l)            all Proceeds and Accessions with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.  Notwithstanding the foregoing, no grant of a security interest will be made where such a grant is statutorily precluded by applicable law.

SECTION 2.         Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor.  “Secured Obligations” means all obligations and liabilities of every nature of such Grantor now or hereafter existing under or arising out of or in connection with the Loan Agreement and the other Loan Documents, together with all extensions or renewals thereof, whether for principal, interest, reimbursement of amounts drawn under letters of credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to any Grantor, would accrue on such obligations, whether or not a claim is allowed against such Grantor for such amounts in the related bankruptcy proceeding).

SECTION 3.         Representations and Warranties.

Each Grantor represents and warrants as follows:

(a)           Jurisdiction of Organization.  Each Grantor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e., corporation, limited partnership, etc.), jurisdiction of organization and organization number provided by the applicable government authority of the jurisdiction of organization are set forth on Schedule 1 annexed hereto.

(b)           Names.  No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the five-year period preceding the date hereof had a different name from the name of such Grantor listed on the signature pages hereof, except as set forth on Schedule 2 annexed hereto.

(c)           Due Authorization, etc.  Each Grantor is duly formed, validly existing and, if the legal concept of “good standing” has meaning under the law of its jurisdiction of organization, in good standing under the law of its jurisdiction of organization and has full entity power and authority to execute, deliver and perform this Agreement.  The execution, delivery and performance of this Agreement by Grantors have been duly authorized by all necessary entity action.  This Agreement constitutes a legally valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, subject to the Iceland Resolutions and the provisions of Section 25 below, except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(d)           No Conflict.  The execution, delivery and performance of this Agreement by each Grantor will not violate the organizational documents of such Grantor, any provision of law applicable to such Grantor or any order, judgment or decree of any court or other governmental agency binding on such Grantor.

(e)           Security Interests.  The security interests in the Collateral granted hereunder, including, without limitation, those enabled by the Iceland Resolutions, constitute valid security interests in the Collateral, securing payment of the Secured Obligations.

SECTION 4.         Further Assurances.

Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, each Grantor will:  (a) (i) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (ii) execute and deliver, and cause to be executed and delivered, agreements establishing that the Secured Party has control of Deposit Accounts and Investment Property of such Grantor, (iii) deliver to the Secured Party all certificates or Instruments representing or evidencing Investment Property, accompanied by duly executed endorsements or instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party, (iv) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, and (vi) cause to be kept in force and effect and not modify or rescind the Iceland Resolutions and to be made such notations or other entries in the appropriate books and records of the Iceland Subsidiaries to keep in force and effect the security interest in the equity interest in the Iceland Subsidiaries granted hereby; (b) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail; (c) at any reasonable time, upon request by the Secured Party, exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, or persons designated by the Secured Party; (d) at the Secured Party’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Secured Party’s security interest in all or any part of the Collateral; and (e) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of the Secured Party with respect to any Collateral.  Each Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of such Grantor).

SECTION 5.         Certain Covenants of Grantors.

Each Grantor shall:

(a)           not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b)           give the Secured Party at least 30 days’ prior written notice of any change in such Grantor’s name, identity or corporate structure;

(c)           give the Secured Party at least 30 days’ prior written notice of any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

(d)           pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral except to the extent the validity thereof is being contested in good faith; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than three (3) Business Days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment; and

(e)           permit representatives of the Secured Party, upon prior notice, at any time during normal business hours to inspect and make abstracts from Records of the Collateral, and each Grantor agrees to render to the Secured Party, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

SECTION 6.         Special Covenants with Respect to Accounts.

Except as otherwise provided in this section, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts.  In connection with such collections, each Grantor may take (and, at the Secured Party’s direction, shall take) such action as such Grantor or the Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (a) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Secured Party, (b) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Secured Party, (c) enforce collection of any such Accounts at the expense of Grantors, and (d) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  After receipt by such Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement), and (ii) such Grantor shall not, without the written consent of the Secured Party, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 7.         Special Covenants with respect to Iceland Subsidiaries.

Each Grantor that is an Iceland Subsidiary shall:

(a)  make, or cause to be made, an inscription into the shareholders’ register of such Iceland Subsidiary, acknowledging and affirming the pledge of such Iceland Subsidiary’s capital stock hereunder; and

(b)  amend, or cause to be amended, the Articles of Association of such Iceland Subsidiary to include (i) a provision acknowledging and affirming the pledge of such Iceland Subsidiary’s capital stock hereunder and (ii) a provision stating that no further lien on of pledge of the capital stock such Iceland Subsidiary, directly or indirectly, shall be created, incurred, assumed or permitted to exist.

SECTION 8.         Secured Party Appointed Attorney-in-Fact.

Each Grantor hereby irrevocably appoints the Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)           upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor;

(b)           upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)           upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d)           upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of the Secured Party with respect to any of the Collateral;

(e)           to pay or discharge liens (other than liens permitted under this Agreement or the Loan Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become obligations of such Grantor to the Secured Party, due and payable immediately without demand;

(f)            upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

(g)           upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party was the absolute owner thereof for all purposes, and to do, at the Secured Party’s option and Grantors’ expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 9.         Secured Party May Perform; Standard of Care .

If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Grantors under Section 12(b) hereof.  The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accord its own property.

SECTION 10.               Remedies.

(a)           Generally.  If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems appropriate, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) sell the Collateral or any part thereof in one or more parcels at public or private sale, at the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with the Secured Party and provide instructions directing the disposition of funds in Deposit Accounts not maintained with the Secured Party and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of the Secured Party or any of its nominees any or all of the Collateral constituting Investment Property.  The Secured Party or any affiliate of the Secured Party may be the purchaser of any or all of the Collateral at any such sale and the Secured Party or such affiliate, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale.  Each Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree; provided that such sale is conducted in a commercially reasonable manner.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor (including but not limited to the covenants to take such as acts as may be requested by the Secured Party pursuant to Section 4 hereof and the covenant to take such action as such Grantor or the Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts), and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

(b)           Intellectual Property.  In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to the Secured Party the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by such Grantor that relate to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable the Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral.  This right shall inure to the benefit of all successors, assigns and transferees of the Secured Party and their successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise.  Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 11.               Application of Proceeds.

Except as expressly provided elsewhere in this Agreement or the Loan Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

FIRST:  To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith, and all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder for the account of Grantors, and to the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder;

SECOND:  To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) and, as to obligations arising under the Loan Agreement, as provided in the Loan Agreement; and

THIRD:  To the payment to or upon the order of Borrower, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 12.               Indemnity and Expenses.

(a)           Grantors jointly and severally agree to indemnify the Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from the Secured Party’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(b)           Grantors jointly and severally agree to pay to the Secured Party upon demand the amount of any and all costs and expenses, including the fees and expenses of counsel and of any experts and agents, that the Secured Party may incur in connection with the custody or preservation of the Collateral, the exercise of rights or remedies hereunder or the failure by any Grantor to perform or observe any of the provisions hereof.

(c)           The obligations of Grantors in this Section 12 shall survive the termination of this Agreement and the discharge of Grantors’ other obligations under this Agreement, the Loan Agreement and the other Loan Documents.

SECTION 13.               Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and, in the case of any such amendment or modification, by Grantors.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 14.               Notices.

Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to the Secured Party shall not be effective until received.  For the purposes hereof, the address of each party hereto shall be set forth under such party’s name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 15.               Failure or Indulgence Not Waiver; Remedies Cumulative; Severability.

(a)           No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(b)           In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 16.               Continuing Security Interest; Transfer of Loans; Termination and Release.

(a)           Subject to the provisions of Section 24, this Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations (other than Unasserted Obligations) and termination of all commitments to extend credit under the Loan Agreement, (ii) be binding upon each Grantor and its successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), the Secured Party may assign or otherwise transfer any loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise.

(b)           In addition to the Collateral release provisions of Section 24, upon the payment in full of all Secured Obligations (other than Unasserted Obligations) and termination of all commitments to extend credit under the Loan Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors.  Upon any such termination the Secured Party shall as soon as practicable, at Grantors’ or Borrower’s expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

SECTION 17.               Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 18.               Governing Law; Rules of Construction.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

SECTION 19.                                             Consent to Jurisdiction and Service of Process.

DURING THE PENDENCY OF THE CHAPTER 11 CASE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURT (AS DEFINED IN THE LOAN AGREEMENT).  THEREAFTER, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF DELAWARE.

SECTION 20.                                             Waiver of Jury Trial.

GRANTORS AND THE SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

SECTION 21.                                             Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 22.                                             Definitions.

(a)                                  Each capitalized term utilized in this Agreement that is not defined in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

(b)                                 In addition, the following terms used in this Agreement shall have the following meanings:

“Collateral” has the meaning set forth in Section 1 hereof.

“Collateral Documents” means this Agreement and all other instruments or documents delivered by any Grantor pursuant to this Agreement or any of the other Loan Documents in order to grant to the Secured Party, a Lien (as defined in the Loan Agreement) on any property of that Grantor as security for the Secured Obligations.

“Event of Default” means any Event of Default as defined in the Loan Agreement.

“Guaranty” has the meaning set forth in the Loan Agreement.

“Loan Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Loan Documents” means this Agreement, the Loan Agreement, the Guaranty and the other Collateral Documents.

“Secured Obligations” has the meaning set forth in Section 2 hereof.

“Subsidiary” with respect to any person, means any corporation, partnership, trust, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the governing body is at the time owned or controlled, directly or indirectly, by that person or one or more of the other Subsidiaries of that person or a combination thereof.

“UCC” means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of Delaware.

“Unasserted Obligations” means, at any time, obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for the principal of and interest on, and fees relating to, any Debt) in respect of which no claim or demand for payment has been made (or, in the case of obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

SECTION 23.                                             Additional Grantors.

The initial Grantors hereunder shall be Borrower and each of its direct and indirect domestic and foreign Subsidiaries.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Secured Party not to cause any Subsidiary of Borrower to become an additional Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 24.                                             Release of Collateral.

The Secured Party agrees to release from Collateral as soon as practicable all assets and Subsidiary stock that may be transferred pursuant to a Permitted Transaction or an Asset Sale (each as defined in the Loan Agreement), subject to the application of Net Asset Sale Proceeds therefrom as provided in Section 2.02(b) of the Loan Agreement unless agreed in writing by the Secured Party and the applicable Grantor or Borrower if such Grantor is other than Borrower to be otherwise applied or held as cash Collateral.  At the request of the applicable Grantors or Borrower, the Secured Party shall as soon as practicable authorize, execute and deliver all documents reasonably necessary to effectuate any such release, including without limitation, UCC-3 partial releases.

SECTION 25.                                             Icelandic Law and Government Power and Action.

The Secured Party and Grantors hereby acknowledge that, with respect to the equity interest of the Iceland Subsidiaries and any assets located within Iceland or subject to control by the government of Iceland, in each case which constitute Collateral, the grant of a security interest therein and the rights of the Secured Party with respect thereto are qualified by applicable Icelandic law and the sovereign power and governmental action by the government of Iceland, notwithstanding any provision hereof or of the Loan Agreement, the Guaranty or any provision of any United States of America federal or state law to the contrary.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Grantors and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

deCODE genetics, Inc., as Borrower and a Grantor

By:	/s/ KARI STEFANSSON
	Name:	Kari Stefansson
	Title:	Chief Executive Officer

Notice Address:

Sturlugata 8
IS-101 Rekjavik
Iceland

Íslensk erfðagreining ehf., as a Grantor

By:	/s/ KARI STEFANSSON
Name: Kari Stefansson
Title: Chief Executive Officer

Notice Address:

Sturlugata 8
IS-101 Rekjavik
Iceland

MediChem Life Sciences, Inc., as a Grantor

By:	/s/ KARI STEFANSSON
Name: Kari Stefansson
Title: Chief Executive Officer

Notice Address:

Sturlugata 8
IS-101 Rekjavik
Iceland

Debtor-in-Possession Security Agreement

ThermoGen, Inc., as a Grantor

By:	/s/ KARI STEFANSSON
Name: Kari Stefansson
Title: Chief Executive Officer

Notice Address:

Sturlugata 8
IS-101 Rekjavik
Iceland

deCODE Chemistry, Inc., as a Grantor

By:	/s/ KARI STEFANSSON
Name: Kari Stefansson
Title: Chief Executive Officer

Notice Address:

Sturlugata 8
IS-101 Rekjavik
Iceland

MediChem Management, Inc., as a Grantor

By:	/s/ KARI STEFANSSON
Name: Kari Stefansson
Title: Chief Executive Officer

Notice Address:

Sturlugata 8
IS-101 Rekjavik
Iceland

Debtor-in-Possession Security Agreement

UVS—Urður, Verðandi, Skuld ehf., as a Grantor

By:	/s/ KARI STEFANSSON
Name: Kari Stefansson
Title: Chief Executive Officer

Notice Address:

Sturlugata 8
IS-101 Rekjavik
Iceland

Debtor-in-Possession Security Agreement

SAGA INVESTMENTS LLC, a Delaware limited liability company, as the Secured Party

By:	/s/ ROBERT NELSEN
Name: Robert Nelsen
Title: Manager

Notice Address:
c/o O’Melveny & Myers LLP
2765 Sand Hill Road

Menlo Park, California 94025

Attention: Sam Zucker

Debtor-in-Possession Security Agreement

SCHEDULE 1

TO

SECURITY AGREEMENT

Type and Jurisdiction of Organization

Name of Grantor	Type of Organization	Jurisdiction of Organization	Organization Number

deCODE genetics, Inc.	corporation	Delaware	2648992

MediChem Life Sciences, Inc.	corporation	Delaware	3238127

deCODE biostructures, Inc.	corporation	Washington	601 769 371

ThermoGen, Inc.	corporation	Illinois	5529-596-4

Emerald BioSystems, Inc.	corporation	Delaware	3869289

deCODE Chemistry, Inc.	corporation	Illinois	6025-649-7

MediChem Management, Inc.	corporation	Delaware	3323696

UVS—Urður, Verðandi, Skuld ehf.	corporation	Iceland

Íslensk erfðagreining ehf.	corporation	Iceland

SCHEDULE 2

TO

SECURITY AGREEMENT

Other Names

Name of Grantor	Other Names

SCHEDULE 3

TO

SECURITY AGREEMENT

Pledged Equity

Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value		Amount of Equity Interests	Percentage of Outstanding Equity Pledged

MediChem Life Sciences, Inc.	Common	R-01		$0.01	100 shares	100%

deCODE Biostructures, Inc.	Common	R-01	NPV		100 shares	100%

ThermoGen, Inc.	Class A Common	R-01	NPV		100 shares	100%

Emerald BioSystems, Inc.	Common	1		$.001	1,000 shares	100%

deCODE Chemistry, Inc.	Common	R-01	NPV		100 shares	100%

MediChem Management, Inc.	Common	R-01		$0.01	100 shares	100%

Íslensk erfðagreining ehf.	Common	Share ledger entry, resolution Dec. 13. 2006	ISK	1	ISK 1,320,000,000	100%

UVS—Urður, Verðandi, Skuld ehf.	Common	Share ledger entry, resolution March, 2, 2006	ISK	1	ISK 2,884,200	100%

SCHEDULE 4

TO

SECURITY AGREEMENT

Commercial Tort Claims

NONE